Income Taxes	12 Months Ended
Aug. 26, 2017
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The sources of income (loss) before income taxes are as follows for the successor period from July 7, 2017 through August 26, 2017, the predecessor period from August 28, 2016 through July 6, 2017, the 52-week period ended August 27, 2016, the 35-week period ended August 29, 2015, and the 52-week period ended December 27, 2014:

	2017		2016	2015	2014
	From July 7, 2017 through August 26, 2017	From August 28, 2016 through July 6, 2017	52-weeks ended	35-weeks ended	52-weeks ended
			August 27, 2016	August 29, 2015	December 27, 2014
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)	(Predecessor)
Domestic	$78	$(690)	$17,674	$(9,171)	$23,752
Foreign	662	2,775	(133)	(477)	(173)
Total	$740	$2,085	$17,541	$(9,648)	$23,579

Income tax expense (benefit) was comprised of the following for the successor period from July 7, 2017 through August 26, 2017, the predecessor period from August 28, 2016 through July 6, 2017, the 52-week period ended August 27, 2016, the 35-week period ended August 29, 2015, and the 52-week period ended December 27, 2014:

	2017		2016	2015	2014
	From July 7, 2017 through August 26, 2017	From August 28, 2016 through July 6, 2017	52-weeks ended	35-weeks ended	52-weeks ended
			August 27, 2016	August 29, 2015	December 27, 2014
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)	(Predecessor)
Current:
Federal	$414	$7,340	$1,413	$(926)	$51
State and local	11	415	135	101	49
Foreign	247	695	454	343	737
Total current	672	8,450	2,002	(482)	837

Deferred:
Federal	(379)	(4,172)	4,796	(3,443)	8,351
State and local	(3)	259	686	(470)	585
Foreign	—	33	23	61	(150)
Total deferred income tax expense (benefit)	(382)	(3,880)	5,505	(3,852)	8,786
Total tax expense (benefit)	$290	$4,570	$7,507	$(4,334)	$9,623

The period ending August 2015 presented represents 35 weeks of activity versus 52 weeks included for other periods disclosed. The book loss and ultimately the income tax benefit shown in the period ending August 2015 are not representative of comparative results. In addition to the shorter time frame shown, the period excluded typically results in strong sales for the Company, the exclusion of which is generating non-comparative results for the 35-week period.

Reconciliation of the federal statutory income tax rate to the effective income tax rate is as follows:

	2017		2016	2015	2014
	From July 7, 2017 through August 26, 2017	From August 28, 2016 through July 6, 2017	52-weeks ended	35-weeks ended	52-weeks ended
			August 27, 2016	August 29, 2015	December 27, 2014
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)	(Predecessor)
Statutory income tax expense:	34.0%	34.0%	34.0%	34.0%	35.0%
State income tax expense, net of federal	1.7	21.0	3.9	2.9	4.0
Valuation allowance	5.2	(0.9)	2.2	(4.3)	1.7
Taxes on foreign income above (below) the U.S. tax	(3.3)	(7.5)	0.5	(0.9)	0.5
Warrant liabilities	—	(11.8)	1.4	5.9	(0.2)
Change in tax rate	—	(4.2)	0.6	8.8	(0.5)
Non-Deductible Transaction Costs	—	182.7	—	—	—
Other permanent items	1.6	6.0	0.2	(1.6)	0.3
Income tax expense (benefit)	39.2%	219.3%	42.8%	44.8%	40.8%

For all periods reported, including the 52-week period ended August 2016, the effective rate is higher than the U.S. statutory rate primarily due to state income tax expense, tax losses recognized in jurisdictions for which a tax benefit is not realized, and tax expense associated with nondeductible permanent adjustments. Further, the Company’s tax provision has also been impacted by periodic statutory tax rate changes that cause deferred tax balances to be revalued. The increase in the effective tax rate recorded for the predecessor period ended July 6, 2017 was primarily driven by non-recurring non-deductible transaction costs related to the merger, as well as state alternative minimum tax paid on amended prior year returns filed. The decrease in the effective tax rates in the period ending August 26, 2017 relates to the impact of earnings taxed at lower foreign rates.
The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and liabilities at August 26, 2017 and August 27, 2016 were as follows:

	August 26, 2017	August 27, 2016
Deferred Tax Assets	(Successor)	(Predecessor)
Accounts receivable allowances	$2,727	$2,823
Inventories reserves	322	372
Accrued expenses	2,042	1,951
Net operating loss carryforwards	22,122	12,264
Stock Compensation	154	2,107
Tax Credits	7,976	—
Other	882	1,414
Deferred Tax Assets	36,225	20,931
Valuation Allowance	(3,905)	(3,891)

Deferred tax asset, net of valuation allowance	32,320	17,040

Deferred tax liabilities:
Prepaid expense	(1,066)	(606)
Excess tax over book depreciation	38	(54)
Website development costs	(301)	(317)
Intangible assets	(106,263)	(44,862)
Other	(287)	(393)
Deferred tax liabilities	(107,879)	(46,232)
Net Deferred tax liabilities	$(75,559)	$(29,192)

As of August 26, 2017, the Company recorded U.S. federal net operating loss carryforwards of $48.7 million ($22.1 million at August 27, 2016), state net operating loss carryforwards of $52.1 million ($29.5 million at August 27, 2016) and foreign net operating loss carryforwards of $13.7 million ($13.7 million at August 27, 2016), as a component of purchase accounting, the Company recorded additional DTAs related to gross NOLs of $9.8 million related to federal and $8.4 million related to states. These NOLs are subject to varying expiry periods, beginning in 2018, though a significant portion can be carried forward indefinitely. The federal net operating loss carryforwards will begin to expire in 2034, while state net operating loss carryforwards will begin to expire in 2021.

As of the July 6, 2017 balance sheet date immediately prior to the Business Combination, the deferred tax inventory included additional net operating losses and alternative minimum tax credit carryforwards, which were included in the tax receivable agreement discussed herein.

The Company considers non-U.S. subsidiary earnings to be permanently invested outside the United States under the provisions of ASC Topic 740-30-25-17. As such, no income or withholding taxes have been provided for approximately $12.1 million of unremitted earnings. These earnings would become subject to U.S. income tax if remitted. The amount of unrecognized deferred U.S. federal income tax liability on the unremitted earnings has not been determined because the hypothetical calculation is not practicable.

During the successor period from July 7, 2017 through August 26, 2017 and the predecessor period from August 28, 2016 through July 6, 2017, there was no significant increase to the tax loss carryforwards in foreign jurisdictions. As the carryforwards were generated in jurisdictions where the Company has historically recognized book losses or does not have strong future earnings projections, the Company concluded it is more likely than not that the operating losses would not be realized, and thus maintained a full valuation allowance against the associated deferred tax assets. As of August 26, 2017, the Company has recorded total valuation allowances of $3.9 million. The recognition of the incremental full valuation allowances results in a net zero impact to the Consolidated Statement of Operations and Comprehensive Income (Loss).

As of August 27, 2016, the Company has recorded valuation allowances of $3.6 million on deferred tax assets related to foreign net operating loss carryforwards. This amount represents a full valuation allowance on the deferred tax assets of foreign entities within the United Kingdom, New Zealand, Netherlands, and Spain. $0.3 million valuation allowance on deferred tax assets relates to state net operating losses.

As of August 26, 2017 and August 27, 2016, the Company has no unrecognized tax benefits. Below is a reconciliation of the beginning and ending unrecognized tax benefits, gross, recorded in the Consolidated Balance Sheet:

	August 26, 2017	August 27, 2016
	(Successor)	(Predecessor)
Beginning of period	$—	$—
Increases for tax positions related to the current period	—	—
Increases for tax positions related to prior periods	—	—
Decreases for tax positions related to prior periods	—	—
Decreases related to settlements	—	—
Decreases due to lapsed statute of limitations	—	—
End of period	$—	$—

The Company records interest and penalties associated with unrecognized tax benefits as a component of tax expense. As of August 26, 2017 and August 27, 2016, the Company has not accrued interest or penalties on unrecognized tax benefits, as there is no position recorded as of the fiscal years. No changes to the uncertain tax position balance are anticipated within the next 12 months, and are not expected to materially impact the financial statements.

As of August 26, 2017, tax years 2012 to 2016 remain subject to examination in the United States and the tax years 2012 to 2016 remain subject to examination in other major foreign jurisdictions where Atkins conducts business. State income tax returns are generally subject to examination for a period of three to five years after the filing of the respective return.

Tax Receivable Agreement

Concurrent with the Business Combination, the Company entered into a tax receivable agreement (TRA) with the historical shareholders of Atkins. The Tax Receivable Agreement entered into by the Company in consideration for the Business Combination is valued based on the future expected payments under the terms of the agreement (see Note 3. Business Combinations). The TRA generally provides for the payment by Simply Good Foods to the Atkins' selling equity holders for certain federal, state, local and non-U.S. tax benefits deemed realized in post-closing taxable periods by Simply Good Foods, Conyers Park, Atkins and Atkins’ eligible subsidiaries from the use of up to $100 million of the following tax attributes: (i) net operating losses available to be carried forward as of the closing of the Business Combination; (ii) certain deductions generated by the consummation of the business transaction; and (iii) remaining depreciable tax basis from the 2003 acquisition of Atkins Nutritionals, Inc. In addition, Simply Good Foods will pay the Atkins selling equity holders for the use of 75% of up to $7.6 million of alternative minimum tax credit carryforwards. The TRA is contingent consideration and subsequent changes in fair value of the contingent liability will be recognized in earnings. As of August 26, 2017, the initial estimated fair value of these contingent payments is $25.7 million, which has been recorded as a liability and represents 100% of the value of the recorded tax attributes.

Estimating the amount of payments that may be made under the TRA is by its nature imprecise, insofar as the calculation of amounts payable depends on a variety of factors. The actual increase in tax basis and deductions, as well as the amount and timing of any payments under the TRA, will vary depending upon a number of factors, including:

•
The amount and timing of the Company’s income - The Company is required to pay 100% of the deemed benefits as and when deemed realized. As such, the Company is generally not required to make payments under the TRA until and unless a tax benefit is actually realized on a filed return.  Without income against which specified TRA attributes are deductible, the benefit of such deduction is not deemed to be realized, resulting in no payment under the TRA. The utilization of such tax attributes and recognition of benefit against Company income will result in payments under the TRA.

•
The amount and timing of deductions - Similar to the above, the timing of the recognition of deductions and attributes included in the TRA will impact the ultimate timing of payments under the TRA. In turn, the fair value of the TRA payments will fluctuate over time; and

•	Future tax rates of jurisdictions in which the Company has tax liability.

Significant inputs used to preliminarily estimate the future expected payments include a tax savings rate of approximately 37% and an imputed interest rate of approximately 10%. TRA fair value inputs related to Note 8 are discount rate, book income projections, timing of expected adjustments to calculate taxable income, and the projected rate of use for attributes defined in the TRA. The TRA fair value requires significant judgment and is considered a level 3 hierarchy assessment.

Payments made under the TRA are generally due within 90 days following the filing of The Simply Good Foods U.S. federal and state income tax returns, and may include the tax returns that reflect activity as early as the taxable year ended August 26, 2017. Payments under the TRA will be based on the tax reporting positions that Simply Good Foods will determine. The term of the TRA generally will continue until all applicable tax benefit payments have been made to the seller's representative under the agreement.

As of August 26, 2017, the undiscounted future expected payments under the TRA are as follows:

Successor (In thousands)	Estimated future payments
2018	$2,812
2019	9,195
2020	5,271
2021	4,075
2022	3,482
2023 and thereafter	15,001